UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2022

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	001-39052	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

515 S. Flower Street 18th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

(949) 333-1603

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

Since July 10, 2020, Marcum LLP (“Marcum”), has been the independent accounting firm of Toga Limited (the “Company”). On July 7, 2022 the Board of Directors of the Company approved the dismissal of Marcum as the Company’s independent registered public accounting firm.

During the period during which Marcum was engaged as the Company’s independent accounting firm, Marcum did not issue any audit opinions concerning any of the Company’s consolidated financial statements for fiscal years ended July 31, 2020 and 2021.

During the fiscal years ended July 31, 2020, 2021 and 2022, and any subsequent interim period through the date of this report, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there are no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided Marcum with a copy of the disclosures in this report prior to filing with the SEC.

(b)	Appointment of New Independent Registered Public Accounting Firm

On July 8, 2022, the Company engaged J&S Associate with offices in Kuala Lumpur, Malaysia (“J&S”), as the Company’s independent accountant to audit the Company’s consolidated financial statements and to perform reviews of interim financial statements.

During the fiscal year ended July 31, 2020, and then through July 10, 2022, neither the Company nor a anyone acting on its behalf consulted with J&S regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by J&S on the Company’s consolidated financial statements; or (ii) any matter that was either subject of a disagreement with Marcum or a reportable event with respect to Marcum.

Item 7.01 Regulation FD Disclosure.

On September 21, 2022, the Company issued a press release announcing the change of auditors from Marcum to J&S. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01 including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

99.1	Press Release dated September 21, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: September 23, 2022	By:	/s/ Michael Toh Kok Soon
Michael Toh Kok Soon
Chief Executive Officer

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